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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of report (Date of earliest event
                          reported) January 12, 2000



                 J.P. Morgan Commercial Mortgage Finance Corp.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


           Delaware                   333-87441             13-3789046
-------------------------------    ----------------    -------------------
(State or Other Jurisdiction of    (Commission File     (I.R.S. Employer
       Incorporation)                   Number)         Identification No.)


                                60 Wall Street
                         -----------------------------
                           New York, New York  10260
                        (Address of Principal Executive
                             Offices and Zip Code)

       Registrant's telephone number, including area code (212) 648-3060


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Item 5.       Other Events

Filing of Computational Materials.

     In connection with the proposed offering of J.P. Morgan Commercial Mortgage Finance Corp. (the "Company") Mortgage Pass-Through Certificates, Series 2000-C9, J.P. Morgan Securities Inc. and ABN AMRO Incorporated (together, the "Underwriters") have prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Computational Materials.

         For the purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the mortgage loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 99.



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    Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(a) Not applicable.
(b) Not applicable.
(c) Exhibits.

     The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

     Exhibit No                                Description

        99                                 Computational Materials
                                           Filed on Form SE dated
                                              January 21, 2000



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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  J.P. MORGAN COMMERCIAL MORTGAGE
                                         FINANCE CORP.




                                  By  /s/ Clive Bull
                                      ------------------------
                                      Name:   Clive Bull
                                      Title:  Vice President



Dated:   January 21, 2000




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                                 Exhibit Index




                       Exhibit                                     Page

99             Computational Materials                              6
               Filed on Form SE dated
               January 21, 2000



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             IN ACCORDANCE WITH RULE 311 OF REGULATION S-T, THESE
               COMPUTATIONAL MATERIALS ARE BEING FILED IN PAPER.


                                  EXHIBIT 99
                            COMPUTATIONAL MATERIALS

                                      for

                 J.P. MORGAN COMMERCIAL MORTGAGE FINANCE CORP.

              Mortgage Pass-Through Certificates, Series 2000-C9